SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2003
                                                  (October 08, 2003)

                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
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             (Exact name of registrant as specified by its charter)



     Delaware                       33-24483-NY                  11-2914841
------------------------       ----------------------     ----------------------
(State or other jurisdic-         (Commission File         (IRS Employer
tion of incorporation)                Number)             Identification Number)


             7637 Leesburg Pike Suite #200 Falls Church, VA., 22043
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                    (Address of principal executive offices)

                                 (866) 616-5433
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                          Registrant's Telephone Number

                                       N/A
           Former Name or Former Address If Changed Since Last Report
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                  2005 Beechgrove Place, Utica, New York 13501

ITEM 5. OTHER EVENTS.

     1. Life Energy and Technology Holdings Inc. (the "Company") wishes to announce that it has entered into an acquisition agreement to purchase 41% of Green Energy Management, LLC, a Delaware corporation with offices at 309 Opal, Unit 5-A , New Orleans, Louisiana 70124 ("GEM").which is scheduled to close on or before November 15, 2003

     LETH has secured from GEM the right to acquire an additional 10% of GEM in the next 36 months at fair market value and a first right of refusal to acquire the remaining 49% of GEM should GEM at any date in the future.

     2. The Company has moved corporate office from 2005 Beechgrove Place, Utica, New York 13501 to 7637 Leesburg Pike Suite #200 Falls Church, Virginia 22043

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.     Description
-------------------------------------

10.3            GEM ACQUISITION AGREEMENT, Dated October 8, 2003



                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  LIFE ENERGY & TECHNOLOGY HOLDINGS, INC,
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                                (Registrant)

Date: October 15, 2003



BY:     /s/ Dr. Christopher McCormack
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Dr. Christopher McCormack, President and Chief Executive Officer